SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 7, 2004

Date of Report
(Date of Earliest Event Reported)

ONYX SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-25361	91-1629814

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100-112th Avenue NE, Suite 100, Bellevue, Washington 98004-4504

                (Address of Principal Executive Offices)                (Zip Code)

(425) 451-8060

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5. Other Events.

     On June 7, 2004, Onyx Software Corporation hired Janice P. Anderson as its Chief Executive Officer. Ms. Anderson has also been appointed to the board of directors and will serve as chairman of the board. Copies of the employment agreement and stock option agreements between Onyx and Ms. Anderson are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated into this current report by reference. A copy of the press releases relating to Ms. Anderson’s appointment and compensation are attached as Exhibits 99.1 and 99.2 and are incorporated into this current report by reference.

     On June 8, 2004, Onyx announced the election of Rob Tarkoff to its board of directors. A copy of the press releases relating to Mr. Tarkoff’s election is attached as Exhibit 99.3 and is incorporated into this current report by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

          10.1 Employment Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.

          10.2 Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.

          10.3 Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.

          10.4 Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.

          10.5 Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.

          99.1 Press Release of Onyx Software Corporation dated June 8, 2004.

          99.2 Press Release of Onyx Software Corporation dated June 8, 2004.

          99.3 Press Release of Onyx Software Corporation dated June 8, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SOFTWARE CORPORATION
Dated: June 9, 2003	By:	/s/ BRIAN C. HENRY
Brian C. Henry
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.
10.2	Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.
10.3	Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.
10.4	Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.
10.5	Stock Option Agreement between Onyx Software Corporation and Janice P. Anderson, dated June 7, 2004.
99.1	Press Release of Onyx Software Corporation dated June 8, 2004
99.2	Press Release of Onyx Software Corporation dated June 8, 2004
99.3	Press Release of Onyx Software Corporation dated June 8, 2004